UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period :	August 1, 2016 — July 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam Investments

George Putnam Balanced Fund

Annual report
7 | 31 | 17

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PGEOX

George Putnam
Balanced
Fund

Annual report
7 | 31 | 17

Consider these risks before investing: Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to increased volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

September 8, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and geopolitical risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

The George Putnam Balanced Fund was introduced in 1937, at a time when many investors considered the stock market to be risky. Named for the founder of Putnam Investments, the fund offered an innovative concept for the time — a diversified portfolio with bonds to balance the risk of stocks.

A balanced approach, grounded in research

The fund’s classic balanced approach continues to serve investors today, under the leadership of seasoned portfolio managers who use fundamental research to find opportunities and manage risk.

2 George Putnam Balanced Fund

Experienced managers pursue a broad range of opportunities

The fund’s typical allocation is 60% stocks and 40% bonds. In managing the stock portion of the portfolio, Aaron Cooper pursues a risk-aware style, investing in stocks across all sectors that may have value or growth characteristics. For the fund’s fixed-income investments, Paul Scanlon assembles a mix of government and investment-grade bonds. Historically, government bonds have shown relatively low correlation with stocks, which can help to dampen the impact of stock market downturns on fund performance.

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

George Putnam Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

† The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/17. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 George Putnam Balanced Fund

Aaron is Chief Investment Officer, Equities, at Putnam. He holds an A.B. from Harvard University. Aaron joined Putnam in 2011 and has been in the investment industry since 1999.

Paul is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

How would you characterize the stock market environment for the fiscal period?

AARON Overall, it was a strong period for U.S. stocks. Although notable market turbulence occurred in the weeks leading up to the U.S. presidential election, following the vote, stock prices rose in anticipation of a new business-friendly administration.

This market rally largely continued for the rest of the fund’s reporting period. The Dow Jones Industrial Average surpassed the 20,000 level in February, and the U.S. bull market observed its eighth anniversary in March. Through the end of the period in July, the market experienced relatively low volatility and new record highs for major indexes. Along with these positive factors, however, comes a decidedly lower level of optimism about Washington’s progress in implementing pro-growth, business-friendly policies.

PAUL During the period, anticipation of federal stimulus policies pushed bond yields higher and prices, which move in the opposite direction of yields, declined. This was a large factor affecting the fixed-income component of the portfolio [about 40% of assets]. The Federal Reserve increased its target for short-term

George Putnam Balanced Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 7/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 George Putnam Balanced Fund

interest rates three times during the period. The benchmark 10-year Treasury yield moved higher in November, then fluctuated in a narrow range until reaching its high for the fund’s 12-month reporting period in March. Fortunately, corporate bonds performed better than Treasuries.

How did the fund perform within this environment?

AARON The fund performed well, outperforming its custom-blended secondary benchmark index, which reflects the fund’s balance of stocks and bonds. The outperformance was driven primarily by favorable stock selection in the equity portion of the portfolio, although the fixed-income holdings also performed well on a relative basis.

It is worth noting that, in the equity portion of the portfolio, we have increased our stock-specific focus over the past 12 months. We eliminated smaller positions and underweight positions. We directed our analyst team to focus more time on their best investment ideas.

What were the performance highlights of the fund’s corporate bond allocation?

PAUL Our corporate credit investment strategy generally performed very well during the period. Favorable corporate fundamentals and strong demand from international investors were positive tailwinds for investment-grade bonds. These factors drove valuations versus Treasuries tighter throughout the period. We also believe the current environment will provide positive momentum for investment-grade bonds, particularly in the financials sector, which composes a large segment of the opportunity set.

What were some stock selections that contributed to fund performance during the reporting period?

AARON Our decision to maintain an underweight position, relative to the benchmark, in General Electric [GE] was a significant contributor. We have been pessimistic about GE because our analysts believe the company’s earnings power is well below what the company claims, and that the company has a poor ability to convert earnings to cash. We believe that GE’s core industrial end markets remain challenged, particularly power generation and oil and gas equipment. The recent replacement of GE’s CEO reinforced our pessimism about this stock.

Another bearish stance that paid off was our underweight position in Exxon, as the company struggled to combat falling oil prices. We continue to underweight integrated oil companies relative to the benchmark while favoring exploration and production companies with low-cost U.S. shale acreage. We believe these companies, given adequate inventory, can outperform in a variety of scenarios for oil prices.

Another contributor to benchmark outperformance was the fund’s overweight position in Charter Communications, one of the nation’s largest cable companies. We believe Charter has a talented management team that has made some impressive strategic decisions. As consumers have gravitated toward more mini-malist cable bundles, Charter has been creative with its over-the-top offerings, maximizing customer retention in an increasingly dynamic space, in our view. We also believe Charter is positioned to benefit from the anticipated market-wide transition to 5G — fifth generation wireless networks.

What were some detractors from performance during the period?

AARON Performance was dampened by our decision to avoid the stock of Boeing, which performed well over the period. As a manufacturer, Boeing has benefited from recent

George Putnam Balanced Fund 7

pricing and consolidation in the commercial airline industry. We have pursued opportunities created by these developments by focusing on other areas of the product chain. One step we have taken on this front has been building positions in companies on the supply end, such as United Technologies.

Another strong-performing stock that was not held in the fund was Citi. This commercial bank thrived alongside other large banks, all of which benefited from expectations of higher rates and a less-burdensome regulatory environment. Much like the decision we made with Boeing, we have participated in this bank-stock rally at other points, one of which was our investment in Bank of America [BofA]. We like BofA because of its strong footing outside commercial banking, specifically through its wealth management arm, Merrill Lynch.

What is your outlook for the bond market?

PAUL We remain constructive on the U.S. investment-grade corporate bond market because of what we view as solid fundamental and favorable technical conditions, and because we consider valuations to be generally fair. Regarding fundamentals, earnings results for the first quarter of 2017 largely exceeded market expectations, with strength in the banking, technology, and energy sectors. The only notable weakness during this period was in telecommunications. Preliminary second-quarter earnings results have also generally outperformed market expectations with notable strength in energy and technology, but continued weakness in telecommunications.

We anticipate that fundamentals will continue to be supportive for corporate credit, subject to uncertainty about government policy initiatives. Regarding technical conditions, we expect to see elevated new issue supply, tempered by the decline in pending transactions related to corporate mergers and acquisitions. U.S. corporates will likely continue to be supported by a solid fundamental backdrop, international flows, and European Central Bank purchase

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 George Putnam Balanced Fund

programs focused on corporate bonds over the near-term. We continue to find current spread levels to be appropriate versus underlying fundamental risk. However, we think it will be challenging for corporate spreads to perform as strongly as they did in the reporting period.

What is your outlook for the stock market and the fund’s equity positioning over the coming months?

AARON We are skeptical that the current low level of volatility will persist as the economic cycle further matures, central banks globally begin to shrink balance sheets, and political uncertainty remains high. That said, corporate earnings have been quite robust, and if coupled with lower tax rates through fiscal policy progress, we believe we could see continued stable or even accelerating growth. The fund has a slight orientation toward growth stocks as we head into our new fiscal year. The growth tilt in the portfolio reflects a degree of caution regarding the advanced stage of the current economic cycle and gathering pessimism about the emergence of stimulus policies from Washington.

I will emphasize, however, that this growth orientation is very much at the margin. As I have mentioned, this is a best ideas fund, and we structure our investments to favor stock-specific risk. As has been the case in the past, our principal focus will be on our discrete investment ideas, especially as we continue to reduce the total number of holdings in the portfolio and place greater emphasis on stocks in which we have the greatest conviction.

Aaron and Paul, thanks for your comments today about the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

George Putnam Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (11/5/37)
Before sales charge	8.65%	44.98%	3.78%	57.99%	9.58%	22.68%	7.05%	11.14%

After sales charge	8.57	36.65	3.17	48.90	8.29	15.62	4.96	4.75

Class B (4/27/92)
Before CDSC	8.54	36.36	3.15	52.17	8.76	19.96	6.25	10.33

After CDSC	8.54	36.36	3.15	50.17	8.47	16.96	5.36	5.33

Class C (7/26/99)
Before CDSC	7.83	34.63	3.02	52.24	8.77	20.01	6.27	10.29

After CDSC	7.83	34.63	3.02	52.24	8.77	20.01	6.27	9.29

Class M (12/1/94)
Before sales charge	7.92	38.00	3.27	54.13	9.04	20.89	6.53	10.53

After sales charge	7.87	33.17	2.91	48.74	8.26	16.66	5.27	6.66

Class R (1/21/03)
Net asset value	8.38	41.59	3.54	56.09	9.31	21.79	6.79	10.90

Class R5 (12/2/13)
Net asset value	8.73	48.86	4.06	60.16	9.88	23.70	7.35	11.46

Class R6 (12/2/13)
Net asset value	8.73	49.36	4.09	60.70	9.95	24.05	7.45	11.57

Class Y (3/31/94)
Net asset value	8.73	48.72	4.05	60.01	9.86	23.65	7.33	11.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

10 George Putnam Balanced Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 7/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

S&P 500 Index	—*	110.73%	7.74%	99.22%	14.78%	36.29%	10.87%	16.04%

Bloomberg Barclays U.S.
Aggregate Bond Index	—*	54.35	4.44	10.52	2.02	8.37	2.71	–0.51

George Putnam Blended
Index†	—*	97.46	7.04	59.10	9.73	25.26	7.80	9.22

Lipper Balanced Funds
category average‡	—*	64.41	5.04	46.96	7.95	16.48	5.19	9.13

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively; the Bloomberg Barclays U.S. Aggregate Bond Index was introduced on 12/31/75; and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

‡ Over the 1-year, 3-year, 5-year, and 10-year periods ended 7/31/17, there were 607, 564, 527, and 422 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,636 and $13,463, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,317. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $14,159, $14,886, $14,936, and $14,872, respectively.

George Putnam Balanced Fund 11

Fund price and distribution information For the 12-month period ended 7/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR5	ClassR6	Class Y

Number	4		4	4	4		4	3	4	4

Income	$0.212		$0.079	$0.081	$0.127		$0.178	$0.195	$0.279	$0.257

Capital gains	—		—	—	—		—	—	—	—

Total	$0.212		$0.079	$0.081	$0.127		$0.178	$0.195	$0.279	$0.257

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

7/31/16	$17.38	$18.44	$17.18	$17.26	$17.15	$17.77	$17.33	$17.45	$17.45	$17.45

7/31/17	19.09	20.25	18.87	18.95	18.82	19.50	19.03	19.24	19.17	19.16

Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value

Current
dividend rate[1]	1.13%	1.07%	0.38%	0.42%	0.68%	0.66%	0.92%	1.39%	1.48%	1.38%

Current
30-day
SEC yield[2]	N/A	0.95	0.27	0.27	N/A	0.50	0.76	1.31	1.37	1.25

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 George Putnam Balanced Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (11/5/37)
Before sales charge	8.63%	39.09%	3.35%	57.92%	9.57%	19.33%	6.07%	12.56%

After sales charge	8.55	31.09	2.74	48.84	8.28	12.47	4.00	6.09

Class B (4/27/92)
Before CDSC	8.52	30.85	2.72	52.14	8.75	16.70	5.28	11.74

After CDSC	8.52	30.85	2.72	50.14	8.47	13.70	4.37	6.74

Class C (7/26/99)
Before CDSC	7.82	29.05	2.58	52.13	8.75	16.63	5.26	11.70

After CDSC	7.82	29.05	2.58	52.13	8.75	16.63	5.26	10.70

Class M (12/1/94)
Before sales charge	7.91	32.40	2.85	54.10	9.03	17.53	5.53	12.01

After sales charge	7.86	27.76	2.48	48.71	8.26	13.42	4.29	8.09

Class R (1/21/03)
Net asset value	8.37	35.82	3.11	55.90	9.29	18.39	5.79	12.33

Class R5 (12/2/13)
Net asset value	8.72	42.77	3.62	60.02	9.86	20.28	6.35	12.89

Class R6 (12/2/13)
Net asset value	8.72	43.31	3.66	60.63	9.94	20.68	6.47	13.05

Class Y (3/31/94)
Net asset value	8.72	42.70	3.62	59.94	9.85	20.21	6.33	12.86

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating
expenses for the fiscal year
ended 7/31/16	1.02%*	1.77%*	1.77%*	1.52%*	1.27%*	0.73%	0.63%	0.77%*

Annualized expense ratio
for the six-month period
ended 7/31/17†	1.01%	1.76%	1.76%	1.51%	1.26%	0.74%	0.64%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

George Putnam Balanced Fund 13

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/17 to 7/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.18	$9.01	$9.01	$7.73	$6.46	$3.80	$3.29	$3.90

Ending value (after expenses)	$1,068.50	$1,064.80	$1,065.20	$1,065.80	$1,067.80	$1,070.90	$1,070.70	$1,070.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/17, use the following calculation method. To find the value of your investment on 2/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.06	$8.80	$8.80	$7.55	$6.31	$3.71	$3.21	$3.81

Ending value (after expenses)	$1,019.79	$1,016.07	$1,016.07	$1,017.31	$1,018.55	$1,021.12	$1,021.62	$1,021.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 George Putnam Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, LLC, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is”

George Putnam Balanced Fund 15

basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2017, Putnam employees had approximately $501,000,000 and the Trustees had approximately $88,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 George Putnam Balanced Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

George Putnam Balanced Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the

18 George Putnam Balanced Fund

management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 32 basis points expense limitation (reduced to 25 basis points effective September 1, 2016) until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least November 30, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management,

George Putnam Balanced Fund 19

distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance

20 George Putnam Balanced Fund

of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 635, 595 and 540 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees believed that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

George Putnam Balanced Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 George Putnam Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
George Putnam Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of George Putnam Balanced Fund (the “Fund”) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 2017

George Putnam Balanced Fund 23

The fund’s portfolio 7/31/17

COMMON STOCKS (61.5%)*	Shares	Value

Basic materials (2.5%)

Albemarle Corp.	12,874	$1,490,809

Alcoa Corp.	67,096	2,442,294

Calyxt, Inc. †	30,350	327,173

CF Industries Holdings, Inc.	79,302	2,327,514

Dow Chemical Co. (The)	86,640	5,565,754

Evonik Industries AG (Germany)	29,551	1,007,496

Fortune Brands Home & Security, Inc. S	41,535	2,727,603

Iluka Resources, Ltd. (Australia)	196,255	1,416,176

LyondellBasell Industries NV Class A	11,163	1,005,675

Sealed Air Corp.	48,055	2,090,873

Sherwin-Williams Co. (The)	17,453	5,886,373

W.R. Grace & Co.	55,215	3,807,626

		30,095,366

Capital goods (4.5%)

Airbus SE (France)	36,158	3,021,952

Caterpillar, Inc.	35,209	4,012,066

Cummins, Inc.	25,947	4,356,501

Dover Corp.	45,520	3,823,680

Fortive Corp.	57,418	3,717,241

Johnson Controls International PLC	100,729	3,923,395

KION Group AG (Germany)	38,514	3,343,327

Komatsu, Ltd. (Japan)	125,600	3,377,398

L3 Technologies, Inc.	19,457	3,404,391

Northrop Grumman Corp.	19,522	5,136,824

Raytheon Co.	32,307	5,549,373

Stericycle, Inc. †	22,052	1,699,768

United Technologies Corp.	50,431	5,979,604

Waste Connections, Inc. (Canada)	34,393	2,234,857

		53,580,377

Communication services (2.9%)

American Tower Corp. R	23,616	3,219,569

AT&T, Inc.	200,820	7,831,980

Charter Communications, Inc. Class A †	18,391	7,207,617

Comcast Corp. Class A	237,204	9,606,762

DISH Network Corp. Class A †	32,985	2,112,030

T-Mobile US, Inc. †	34,207	2,109,204

Verizon Communications, Inc.	49,579	2,399,624

		34,486,786

Communications equipment (0.2%)

Cisco Systems, Inc.	83,757	2,634,158

		2,634,158

Computers (2.7%)

Apple, Inc.	177,389	26,383,066

HP, Inc.	91,748	1,752,387

RealPage, Inc. †	99,827	3,868,296

Western Digital Corp.	9,150	778,848

		32,782,597

24 George Putnam Balanced Fund

COMMON STOCKS (61.5%)* cont.	Shares	Value

Conglomerates (0.8%)

Danaher Corp.	71,094	$5,793,450

Siemens AG (Germany)	25,298	3,436,508

		9,229,958

Consumer cyclicals (6.9%)

Amazon.com, Inc. †	18,005	17,784,979

Expedia, Inc.	24,927	3,900,328

Hanesbrands, Inc. S	98,226	2,251,340

Hilton Worldwide Holdings, Inc.	72,126	4,510,039

Home Depot, Inc. (The)	87,202	13,045,419

IHS Markit, Ltd. (United Kingdom) †	56,056	2,615,012

L Brands, Inc.	34,487	1,599,852

Live Nation Entertainment, Inc. † S	73,535	2,740,649

MasterCard, Inc. Class A	34,540	4,414,212

NIKE, Inc. Class B	46,959	2,772,929

O’Reilly Automotive, Inc. †	12,598	2,573,771

Penn National Gaming, Inc. † S	127,478	2,569,956

Priceline Group, Inc. (The) †	3,074	6,235,609

TJX Cos., Inc. (The)	54,084	3,802,646

Twenty-First Century Fox, Inc.	28,606	832,435

Vulcan Materials Co.	12,093	1,488,890

Wal-Mart Stores, Inc.	40,544	3,243,115

Walt Disney Co. (The)	30,016	3,299,659

Wynn Resorts, Ltd.	25,392	3,284,201

		82,965,041

Consumer staples (6.6%)

Brown-Forman Corp. Class B	59,482	2,938,411

Colgate-Palmolive Co.	32,940	2,378,268

Constellation Brands, Inc. Class A	31,155	6,023,819

Costco Wholesale Corp.	28,528	4,521,973

CVS Health Corp.	36,401	2,909,532

Delivery Hero Holding GmbH (acquired 6/12/15 cost $446,716) (Private)
(Germany) † ∆∆ F	17,400	513,511

Dr. Pepper Snapple Group, Inc.	14,208	1,295,201

Edgewell Personal Care Co. †	25,710	1,856,262

Kraft Heinz Co. (The)	90,118	7,881,720

Kroger Co. (The)	145,215	3,560,672

McCormick & Co., Inc. (non-voting shares)	35,982	3,429,085

Molson Coors Brewing Co. Class B	32,625	2,902,973

Mondelez International, Inc. Class A	119,094	5,242,518

Monster Beverage Corp. †	24,979	1,317,642

PepsiCo, Inc.	84,587	9,863,690

Pinnacle Foods, Inc.	56,725	3,368,331

Procter & Gamble Co. (The)	68,779	6,246,509

Restaurant Brands International, Inc. (Canada)	45,201	2,693,076

Simply Good Foods Co. (The) †	74,366	881,237

Walgreens Boots Alliance, Inc.	76,934	6,206,266

Yum China Holdings, Inc. (China) †	80,604	2,884,817

		78,915,513

George Putnam Balanced Fund 25

COMMON STOCKS (61.5%)* cont.	Shares	Value

Electronics (2.7%)

Agilent Technologies, Inc.	39,956	$2,388,969

Broadcom, Ltd.	29,774	7,344,055

Cavium, Inc. †	44,309	2,744,499

NXP Semiconductor NV †	18,324	2,021,687

Qorvo, Inc. †	48,488	3,324,337

Qualcomm, Inc.	92,019	4,894,491

Rockwell Automation, Inc.	25,818	4,260,745

Texas Instruments, Inc.	74,822	6,089,014

		33,067,797

Energy (3.6%)

Anadarko Petroleum Corp.	43,909	2,005,324

Cenovus Energy, Inc. (Canada)	292,164	2,453,545

Cheniere Energy, Inc. †	64,964	2,936,373

ConocoPhillips	100,724	4,569,848

EnCana Corp. (Canada)	102,630	1,033,091

EOG Resources, Inc.	44,411	4,225,263

EQT Corp.	25,572	1,628,936

Exxon Mobil Corp.	22,582	1,807,463

Halliburton Co.	74,622	3,166,958

Marathon Oil Corp.	63,057	771,187

Noble Energy, Inc.	66,139	1,912,078

Pioneer Natural Resources Co.	29,483	4,808,677

Plains All American Pipeline LP	39,787	1,049,183

Plains GP Holdings LP Class A †	22,991	628,574

Royal Dutch Shell PLC Class A (United Kingdom)	124,579	3,506,003

Select Energy Services Class A †	112,596	1,748,616

Seven Generations Energy, Ltd. (Canada) †	70,957	1,233,317

Suncor Energy, Inc. (Canada)	103,221	3,367,153

		42,851,589

Financials (9.0%)

American International Group, Inc.	87,815	5,747,492

Assured Guaranty, Ltd.	103,779	4,671,093

Bank of America Corp.	560,243	13,513,061

BlackRock, Inc.	8,527	3,637,021

Charles Schwab Corp. (The)	52,684	2,260,144

Chubb, Ltd.	52,364	7,669,231

Citigroup, Inc.	138,119	9,454,246

E*Trade Financial Corp. †	49,632	2,034,912

Gaming and Leisure Properties, Inc. R	79,139	3,002,534

Goldman Sachs Group, Inc. (The)	23,760	5,353,841

Hamilton Lane, Inc. Class A	93,883	2,108,612

Hartford Financial Services Group, Inc. (The)	24,206	1,331,330

Intercontinental Exchange, Inc.	81,391	5,429,594

Invesco, Ltd.	228,943	7,960,348

Investment Technology Group, Inc.	143,354	3,163,823

JPMorgan Chase & Co.	93,368	8,571,182

KKR & Co. LP	170,366	3,301,693

MBIA, Inc. † S	182,956	1,860,663

MetLife, Inc.	44,963	2,472,965

26 George Putnam Balanced Fund

COMMON STOCKS (61.5%)* cont.	Shares	Value

Financials cont.

Oportun Financial Corp. (acquired 6/23/15, cost $386,984) (Private) † ∆∆ F	135,784	$327,825

Prudential PLC (United Kingdom)	171,857	4,190,307

Synchrony Financial	51,379	1,557,811

Visa, Inc. Class A	86,590	8,620,900

		108,240,628

Health care (7.4%)

Aetna, Inc.	5,143	793,616

Amgen, Inc.	37,285	6,506,605

Becton Dickinson and Co.	31,407	6,325,370

Biogen, Inc. †	19,841	5,745,755

Bioverativ, Inc. †	29,613	1,835,118

Boston Scientific Corp. †	151,384	4,029,842

Bristol-Myers Squibb Co.	20,150	1,146,535

C.R. Bard, Inc.	3,246	1,040,668

Celgene Corp. †	35,718	4,836,574

Cigna Corp.	22,042	3,825,610

DENTSPLY Sirona, Inc.	54,925	3,406,998

Gilead Sciences, Inc.	75,824	5,769,448

Humana, Inc.	6,212	1,436,214

Intuitive Surgical, Inc. †	3,104	2,912,359

Jazz Pharmaceuticals PLC †	34,801	5,345,782

Johnson & Johnson	99,569	13,214,798

McKesson Corp.	9,678	1,566,578

Merck & Co., Inc.	64,764	4,137,124

Pfizer, Inc.	69,440	2,302,630

Regeneron Pharmaceuticals, Inc. †	5,073	2,493,988

UnitedHealth Group, Inc.	34,912	6,696,471

Vertex Pharmaceuticals, Inc. †	25,211	3,827,534

		89,195,617

Miscellaneous (—%)

Gores Holdings II, Inc. (Units) †	51,253	534,569

		534,569

Semiconductor (0.4%)

Applied Materials, Inc.	107,637	4,769,395

		4,769,395

Software (3.4%)

Adobe Systems, Inc. †	32,417	4,748,766

Everbridge, Inc. †	73,062	1,727,916

Instructure, Inc. †	50,963	1,648,653

Microsoft Corp.	309,749	22,518,752

Oracle Corp.	63,289	3,160,020

Tencent Holdings, Ltd. (China)	86,381	3,465,945

Ubisoft Entertainment SA (France) †	50,064	3,166,571

		40,436,623

Technology services (5.0%)

Alibaba Group Holding, Ltd. ADR (China) † S	28,807	4,463,645

Alphabet, Inc. Class A †	24,469	23,135,440

DXC Technology Co.	62,899	4,930,024

Facebook, Inc. Class A †	94,013	15,911,700

George Putnam Balanced Fund 27

COMMON STOCKS (61.5%)* cont.	Shares	Value

Technology services cont.

Fidelity National Information Services, Inc.	37,189	$3,392,381

GoDaddy, Inc. Class A †	41,640	1,789,687

NCSoft Corp. (South Korea)	14,948	4,822,151

salesforce.com, Inc. †	20,277	1,841,152

		60,286,180

Transportation (0.7%)

American Airlines Group, Inc. S	70,571	3,559,601

Norfolk Southern Corp.	39,545	4,451,976

		8,011,577

Utilities and power (2.2%)

Ameren Corp.	33,622	1,886,194

American Electric Power Co., Inc.	59,283	4,181,823

American Water Works Co., Inc.	24,004	1,946,724

Edison International	20,457	1,609,557

Exelon Corp.	116,763	4,476,693

Kinder Morgan, Inc.	32,122	656,252

NextEra Energy, Inc.	21,736	3,175,412

NRG Energy, Inc.	182,039	4,481,800

PG&E Corp.	53,014	3,588,518

		26,002,973

Total common stocks (cost $640,151,688)		$738,086,744

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (13.4%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.4%)

Government National Mortgage Association Pass-Through Certificates

3.50%, with due dates from 2/20/43 to 11/20/45	$3,604,536	$3,761,036

3.50%, TBA, 8/1/47	15,000,000	15,585,938

3.00%, with due dates from 8/20/46 to 10/20/46	1,940,068	1,965,966

3.00%, TBA, 8/1/47	7,000,000	7,101,172

		28,414,112

U.S. Government Agency Mortgage Obligations (11.0%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates

6.00%, 3/1/35	1,735	1,971

4.00%, with due dates from 7/1/42 to 9/1/45	4,687,165	4,968,081

3.50%, with due dates from 12/1/42 to 1/1/47	11,466,780	11,869,949

3.00%, 3/1/43	637,096	642,369

Federal National Mortgage Association Pass-Through Certificates

5.50%, with due dates from 7/1/33 to 11/1/38	2,294,409	2,546,908

5.00%, with due dates from 8/1/33 to 1/1/39	647,649	709,970

4.50%, TBA, 9/1/47	19,000,000	20,378,243

4.50%, TBA, 8/1/47	19,000,000	20,398,282

4.00%, with due dates from 9/1/45 to 7/1/56	11,526,360	12,209,643

4.00%, TBA, 9/1/47	4,000,000	4,205,156

4.00%, TBA, 8/1/47	4,000,000	4,211,562

3.50%, with due dates from 5/1/43 to 1/1/47	13,596,172	14,057,844

3.50%, TBA, 9/1/47	3,000,000	3,083,672

3.50%, TBA, 8/1/47	8,000,000	8,236,250

28 George Putnam Balanced Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (13.4%)* cont.	amount	Value

U.S. Government Agency Mortgage Obligations cont.

Federal National Mortgage Association Pass-Through Certificates

3.00%, with due dates from 2/1/43 to 3/1/47	$6,422,690	$6,468,865

3.00%, TBA, 8/1/47	18,000,000	18,029,531

		132,018,296

Total U.S. government and agency mortgage obligations (cost $160,113,902)		$160,432,408

	Principal
U.S. TREASURY OBLIGATIONS (12.2%)*	amount	Value

U.S. Treasury Bonds 2.75%, 8/15/42 ∆ Φ	$17,760,000	$17,404,800

U.S. Treasury Notes

2.00%, 2/15/22	5,880,000	5,936,733

2.00%, 11/30/20	44,660,000	45,258,373

1.875%, 11/30/21	6,480,000	6,512,653

1.625%, 7/31/19	9,580,000	9,630,894

1.375%, 9/30/18 ∆	23,230,000	23,253,139

1.125%, 3/31/20	7,770,000	7,706,262

1.125%, 12/31/19	31,470,000	31,263,478

Total U.S. treasury obligations (cost $147,124,072)		$146,966,332

	Principal
CORPORATE BONDS AND NOTES (15.7%)*	amount	Value

Basic materials (0.9%)

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	$668,000	$725,615

Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	760,000	783,194

Georgia-Pacific, LLC sr. unsec. unsub. notes 7.75%, 11/15/29	850,000	1,195,060

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	941,000	997,460

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	638,000	647,663

International Paper Co. sr. unsec. notes 8.70%, 6/15/38	10,000	14,754

INVISTA Finance, LLC 144A company guaranty sr. notes
4.25%, 10/15/19	356,000	363,120

Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	1,040,000	1,057,046

Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	1,610,000	1,617,947

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	1,265,000	1,789,292

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	187,000	262,530

Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	553,000	766,066

		10,219,747

Capital goods (0.5%)

Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	1,040,000	1,111,746

L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	235,000	244,741

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	767,000	991,749

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	307,000	340,034

George Putnam Balanced Fund 29

	Principal
CORPORATE BONDS AND NOTES (15.7%)* cont.	amount	Value

Capital goods cont.

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3.50%, 3/15/25	$327,000	$342,800

Northrop Grumman Systems Corp. company guaranty sr. unsec.
unsub. notes 7.875%, 3/1/26	265,000	352,766

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6.25%, 5/15/38	370,000	494,116

Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	1,758,000	1,845,747

United Technologies Corp. sr. unsec. unsub. notes 5.70%, 4/15/40	100,000	125,685

United Technologies Corp. sr. unsec. unsub. notes 4.50%, 6/1/42	225,000	245,208

		6,094,592

Communication services (1.4%)

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6.125%, 3/30/40 (Mexico)	200,000	245,074

American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	335,000	347,660

American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	555,000	551,209

American Tower Corp. sr. unsec. unsub. bonds 3.375%, 10/15/26 R	500,000	494,236

AT&T, Inc. sr. unsec. unsub. bonds 5.15%, 2/14/50	1,445,000	1,437,661

AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	122,000	117,153

AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	1,580,000	1,624,676

CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty
sr. notes 3.849%, 4/15/23	240,000	253,085

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	1,159,000	1,366,234

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	356,000	382,559

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. 144A company guaranty
sr. bonds 5.375%, 5/1/47	696,000	721,566

Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	645,000	866,587

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	268,000	357,971

Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	610,000	617,457

Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	825,000	819,804

Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	714,000	714,442

Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	75,000	83,858

Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	313,000	342,526

Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	170,000	171,981

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	710,000	756,801

NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 6.40%, 4/30/40	380,000	512,345

Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	95,000	139,175

Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	215,000	221,566

30 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.7%)* cont.	amount	Value

Communication services cont.

Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	$955,000	$968,084

Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	1,000,000	1,102,500

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045%, 6/20/36 (Spain)	355,000	463,265

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	252,000	234,104

Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	610,000	627,197

Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	700,000	721,000

		17,261,776

Conglomerates (0.1%)

General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	1,111,000	1,170,716

		1,170,716

Consumer cyclicals (1.7%)

21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.85%, 3/1/39	190,000	274,496

21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	1,045,000	1,307,270

Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	720,000	725,279

Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	330,000	349,521

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	847,000	909,595

CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	374,000	357,212

CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	1,010,000	1,037,494

CBS Corp. company guaranty sr. unsec. unsub. notes
3.50%, 1/15/25	477,000	484,869

Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	625,000	639,512

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	187,000	205,907

Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26	880,000	910,040

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	262,000	261,333

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	252,000	258,891

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	250,000	252,730

Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)	300,000	352,135

Grupo Televisa SAB sr. unsec. unsub. notes 5.00%, 5/13/45 (Mexico)	355,000	352,724

Hilton Domestic Operating Co., Inc. 144A sr. unsec. sub. notes
4.25%, 9/1/24	205,000	207,050

Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
144A sr. unsec. bonds 4.875%, 4/1/27	1,200,000	1,251,000

George Putnam Balanced Fund 31

	Principal
CORPORATE BONDS AND NOTES (15.7%)* cont.	amount	Value

Consumer cyclicals cont.

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15%, 2/1/23	$460,000	$593,209

Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R	320,000	357,334

Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R	150,000	163,629

Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23	200,000	204,715

IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,285,000	1,352,463

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	375,000	401,375

Moody’s Corp. 144A sr. unsec. bonds 3.25%, 1/15/28	540,000	533,741

NVR, Inc. sr. unsec. notes 3.95%, 9/15/22	435,000	456,938

O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85%, 6/15/23	195,000	203,743

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	480,000	482,782

Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	540,000	547,894

Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	164,000	168,854

QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	390,000	401,767

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	670,000	723,909

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,115,000	1,134,513

Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,195,000	1,232,344

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	79,000	75,321

Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	175,000	186,877

Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	530,000	550,420

		19,908,886

Consumer staples (1.3%)

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	1,947,000	2,186,615

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	428,000	442,689

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 4.95%, 1/15/42	200,000	224,327

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/39	165,000	258,599

Bacardi, Ltd. 144A unsec. notes 4.50%, 1/15/21 (Bermuda)	495,000	524,704

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
bonds 3.70%, 12/6/26	525,000	539,266

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	715,000	784,376

CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	625,663	777,272

CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	630,897	658,195

Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	820,000	1,029,141

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	1,434,000	1,871,630

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	553,000	631,290

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. unsub.
notes 4.875%, 6/27/44 (Mexico)	350,000	354,012

32 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.7%)* cont.	amount	Value

Consumer staples cont.

Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46	$670,000	$651,007

Kraft Heinz Co. (The) company guaranty sr. unsec. notes Ser. 144A,
6.875%, 1/26/39	625,000	809,266

Kraft Heinz Co. (The) company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40	309,000	387,669

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	1,166,000	1,218,948

Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	1,030,000	1,101,878

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4.875%, 8/15/34	134,000	146,673

Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	765,000	766,730

		15,364,287

Energy (1.3%)

BG Energy Capital PLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 10/15/21 (United Kingdom)	250,000	265,643

BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	670,000	670,826

Canadian Natural Resources, Ltd. sr. unsec. unsub. bonds 3.85%,
6/1/27 (Canada)	425,000	429,412

Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	459,000	495,720

Cenovus Energy, Inc. 144A sr. unsec. notes 4.25%,
4/15/27 (Canada)	700,000	684,052

Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
bonds 5.125%, 6/30/27	565,000	588,306

Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	925,000	953,906

DCP Midstream Operating LP company guaranty sr. unsec. notes
3.875%, 3/15/23	276,000	269,100

DCP Midstream Operating LP company guaranty sr. unsec. notes
2.70%, 4/1/19	225,000	223,594

Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	276,000	278,741

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4.00%, 8/1/24	575,000	584,447

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	388,000	459,529

Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	315,000	320,119

Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	175,000	205,782

MPLX LP sr. unsec. unsub. notes 4.125%, 3/1/27	615,000	624,153

Nabors Industries, Inc. company guaranty sr. unsec. unsub. notes
4.625%, 9/15/21	600,000	574,500

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05%, 3/1/41	350,000	209,125

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	348,000	345,703

Pride International, LLC company guaranty sr. unsec. unsub. notes
7.875%, 8/15/40	760,000	630,800

Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	225,000	228,539

Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	1,280,000	1,370,765

Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	480,000	555,578

George Putnam Balanced Fund 33

	Principal
CORPORATE BONDS AND NOTES (15.7%)* cont.	amount	Value

Energy cont.

Tosco Corp. company guaranty sr. unsec. notes 8.125%, 2/15/30	$600,000	$833,837

Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	1,285,000	1,329,975

Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	427,000	442,008

Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	1,022,000	1,076,926

Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	250,000	257,545

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	342,000	358,306

		15,266,937

Financials (5.4%)

Aflac, Inc. sr. unsec. notes 6.45%, 8/15/40	82,000	107,583

Air Lease Corp. sr. unsec. notes 3.75%, 2/1/22	410,000	428,176

Air Lease Corp. sr. unsec. unsub. notes 3.375%, 6/1/21	630,000	648,462

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	705,000	754,350

American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	310,000	316,975

American Express Co. sr. unsec. notes 7.00%, 3/19/18	650,000	671,987

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	856,000	1,168,440

Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	1,150,000	1,130,022

Assurant, Inc. sr. unsec. notes 6.75%, 2/15/34	198,000	243,210

Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	223,741

Aviation Capital Group Corp. 144A sr. unsec. unsub. notes
7.125%, 10/15/20	265,000	301,546

AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	550,000	568,563

AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	135,000	152,719

Banco del Estado de Chile 144A sr. unsec. notes 2.00%,
11/9/17 (Chile)	400,000	399,996

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	314,000	346,185

Bank of America Corp. unsec. sub. FRN 2.006%, 9/15/26	275,000	257,994

Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	600,000	734,957

Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	321,000	402,183

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7.25%, 2/1/18	331,000	340,091

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	703,000	751,782

BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	155,000	163,464

BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	810,000	870,091

BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,060,000	1,099,197

Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	1,213,000	1,323,916

Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	1,020,000	1,141,931

Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	462,000	468,880

Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	295,000	300,675

34 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.7%)* cont.	amount	Value

Financials cont.

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	$257,000	$282,648

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	708,000	765,003

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95%, perpetual maturity	956,000	1,026,744

Citigroup, Inc. jr. unsec. sub. FRN 5.875%, perpetual maturity	402,000	422,603

Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,400,000	1,485,961

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	345,000	366,563

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands company guaranty unsec. sub. notes 4.625%,
12/1/23 (Netherlands)	250,000	271,112

Cooperatieve Rabobank UA 144A jr. unsec. sub. FRN 11.00%,
perpetual maturity (Netherlands)	718,000	831,157

Cooperative Rabobank UA company guaranty unsec. sub. notes
3.75%, 7/21/26 (Netherlands)	285,000	289,028

Credit Agricole SA 144A unsec. sub. notes 4.375%, 3/17/25 (France)	255,000	265,087

Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	1,770,000	1,852,896

Credit Suisse Group AG 144A unsec. sub. notes 6.50%,
8/8/23 (Switzerland)	729,000	825,880

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	300,000	312,350

Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	217,000	224,053

Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	425,000	461,511

GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. bonds 4.418%, 11/15/35 (Ireland)	1,962,000	2,124,169

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,835,000	1,872,342

Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	282,000	368,978

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6.625%, 3/30/40	1,495,000	2,020,196

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	555,000	561,711

Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	250,000	258,230

HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	303,915

HSBC Bank USA, NA unsec. sub. notes 7.00%, 1/15/39	342,000	483,673

HSBC Holdings PLC unsec. sub. notes 6.50%, 5/2/36
(United Kingdom)	800,000	1,023,866

HSBC Holdings PLC unsec. sub. notes 4.25%, 8/18/25
(United Kingdom)	455,000	472,185

HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	105,000	108,267

ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	2,225,000	2,536,983

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	1,110,000	1,162,725

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	555,000	622,804

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	785,000	985,175

George Putnam Balanced Fund 35

	Principal
CORPORATE BONDS AND NOTES (15.7%)* cont.	amount	Value

Financials cont.

Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697%, 10/15/97	$340,000	$481,871

Liberty Property LP sr. unsec. unsub. notes 3.375%, 6/15/23 R	100,000	101,460

Lloyds Bank PLC company guaranty sr. unsec. unsub. notes 2.70%,
8/17/20 (United Kingdom)	220,000	224,156

Lloyds Banking Group PLC unsec. sub. bonds 5.30%, 12/1/45
(United Kingdom)	304,000	350,295

Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	530,000	553,959

Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8.875%, 6/1/39	1,290,000	2,095,846

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	2,564,000	3,438,965

Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	285,000	303,280

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	640,000	670,857

Nationwide Mutual Insurance Co. 144A unsec. sub. notes
8.25%, 12/1/31	415,000	597,753

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	840,000	806,400

OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	370,000	468,064

Pacific LifeCorp 144A sr. unsec. notes 6.00%, 2/10/20	365,000	396,047

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	140,000	143,232

Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	213,000	230,511

Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	359,000	393,105

Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	1,153,000	1,222,180

Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	1,045,000	1,135,234

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	420,000	451,587

Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)	200,000	205,082

Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	1,200,000	1,298,749

Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	430,000	466,912

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	290,000	294,401

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	290,000	291,120

Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436%, 4/2/24 (Japan)	412,000	436,931

Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	263,000	359,542

TIERS Trust/United States 144A sr. bonds stepped-coupon zero %
(8.125%, 9/15/17), 3/15/46 ††	570,000	698,250

Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	659,000	654,156

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7.75%, 4/15/26	295,000	396,458

UBS AG unsec. sub. notes 5.125%, 5/15/24 (Switzerland)	2,640,000	2,843,122

VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	720,000	755,464

36 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.7%)* cont.	amount	Value

Financials cont.

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	$580,000	$643,075

Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	710,000	783,138

WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	787,000	822,652

		64,918,785

Government (0.4%)

International Bank for Reconstruction & Development sr. unsec.
unsub. bonds 7.625%, 1/19/23 (Supra-Nation)	4,000,000	5,118,816

		5,118,816

Health care (0.7%)

AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	194,000	199,936

Allergan Funding SCS company guaranty sr. unsec. notes 4.75%,
3/15/45 (Luxembourg)	125,000	136,199

Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	186,000	193,519

Anthem, Inc. sr. unsec. unsub. notes 4.625%, 5/15/42	205,000	220,810

Becton Dickinson and Co. sr. unsec. unsub. bonds 4.669%, 6/6/47	1,136,000	1,189,681

Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	976,000	989,806

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	185,000	200,263

HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	245,000	256,638

HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	430,000	456,445

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
bonds 5.25%, 1/15/26 R	510,000	540,600

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	145,000	145,725

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	659,000	690,150

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4.75%, 1/30/20	121,000	128,425

Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	748,000	737,598

Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	458,000	457,144

Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	1,062,000	1,016,224

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.625%, 11/15/41	300,000	332,826

		7,891,989

Technology (0.6%)

Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	215,000	224,997

Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	297,000	322,812

Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	421,000	420,172

Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	1,077,000	1,105,406

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	813,000	904,705

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	271,000	353,937

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	1,231,000	1,356,808

George Putnam Balanced Fund 37

	Principal
CORPORATE BONDS AND NOTES (15.7%)* cont.	amount	Value

Technology cont.

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	$162,000	$168,278

Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	925,000	892,483

Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	1,475,000	1,436,985

		7,186,583

Transportation (0.2%)

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.40%, 6/1/41	454,000	554,861

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40	109,000	137,272

Continental Airlines, Inc. Pass-Through Trust pass-through
certificates Ser. 97-4, Class A, 6.90%, 1/2/18	7,120	7,191

Continental Airlines, Inc. Pass-Through Trust pass-through
certificates Ser. 98-1, Class A, 6.648%, 9/15/17	15,618	15,699

Norfolk Southern Corp. sr. unsec. unsub. bonds 6.00%, 5/23/11	390,000	486,067

Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	540,000	536,162

Southwest Airlines Co. Pass Through Trust pass-through
certificates Ser. 07-1, Class A, 6.15%, 8/1/22	547,619	603,824

United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	205,602	212,248

		2,553,324

Utilities and power (1.2%)

Appalachian Power Co. sr. unsec. unsub. notes Ser. L,
5.80%, 10/1/35	510,000	613,768

Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	138,000	150,992

Boardwalk Pipelines LP company guaranty sr. unsec. unsub. FRB
4.45%, 7/15/27	240,000	247,177

Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	595,000	721,326

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	220,000	230,950

Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	450,000	487,085

EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	365,000	392,390

El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	490,000	639,286

Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	437,000	443,191

Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	540,000	570,257

Enel Finance International SA 144A company guaranty sr. unsec.
unsub. notes 5.125%, 10/7/19 (Netherlands)	360,000	384,536

Energy Transfer Partners LP sr. unsec. unsub. bonds
4.20%, 4/15/27	115,000	115,498

Energy Transfer Partners LP sr. unsec. unsub. notes 7.60%, 2/1/24	470,000	556,081

Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	766,000	860,389

Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	240,000	260,363

FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	86,000	86,683

FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	144,000	147,290

FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	1,120,000	1,302,721

Iberdrola International BV company guaranty sr. unsec. unsub.
bonds 6.75%, 7/15/36 (Spain)	185,000	237,087

38 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.7%)* cont.	amount	Value

Utilities and power cont.

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	$179,000	$183,527

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	420,000	431,234

Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.05%, 12/1/19	235,000	239,282

Oncor Electric Delivery Co., LLC sr. notes 7.00%, 9/1/22	445,000	537,887

Pacific Gas & Electric Co. sr. unsec. notes 6.35%, 2/15/38	418,000	558,078

Pacific Gas & Electric Co. sr. unsec. unsub. notes 5.80%, 3/1/37	140,000	178,228

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	145,000	156,433

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A, 6.974%, 6/1/67	656,000	629,760

Texas Gas Transmission, LLC 144A sr. unsec. notes 4.50%, 2/1/21	623,000	654,774

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9.50%, 4/1/19	889,000	990,183

WEC Energy Group jr. unsec. sub. FRN 3.294%, 5/15/67	1,945,000	1,887,195

		14,893,651

Total corporate bonds and notes (cost $175,794,670)		$187,850,089

	Principal
MORTGAGE-BACKED SECURITIES (0.9%)*	amount	Value

Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47	$520,000	$542,542

COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.589%, 12/10/44	500,000	543,200

FRB Ser. 14-CR18, Class C, 4.735%, 7/15/47	2,392,000	2,435,534

Ser. 13-CR13, Class AM, 4.449%, 12/10/23	777,000	839,160

Ser. 12-CR1, Class AM, 3.912%, 5/15/45	1,046,000	1,100,915

Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-HQA2, Class M1, 2.432%, 11/25/28	121,778	122,171

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
2.582%, 1/25/29	16,003	16,134

Ser. 01-79, Class BI, IO, 0.298%, 3/25/45	883,525	8,145

FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%,
11/10/23 (In default) †	194,241	19

JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C14,
Class C, 4.569%, 8/15/46	683,000	693,286

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 12-C6, Class D, 5.136%, 5/15/45	772,000	796,936

Ser. 04-LN2, Class A2, 5.115%, 7/15/41	3,767	3,778

FRB Ser. 13-C13, Class C, 4.053%, 1/15/46	450,000	452,477

JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-C8, Class D, 4.652%, 10/15/45	404,000	399,637

LB Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
6.41%, 6/15/31	103,777	105,728

Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D,
5.421%, 3/15/45	1,794,000	1,835,621

George Putnam Balanced Fund 39

			Principal
MORTGAGE-BACKED SECURITIES (0.9%)* cont.			amount	Value

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38			$2,082,436	$150,560

WF-RBS Commercial Mortgage Trust Ser. 14-C19, Class C,
4.646%, 3/15/47			394,000	409,169

Total mortgage-backed securities (cost $11,081,622)				$10,455,012

INVESTMENT COMPANIES (0.7%)*			Shares	Value

SPDR S&P Regional Banking ETF S			160,792	$8,759,948

Total investment companies (cost $8,983,428)				$8,759,948

CONVERTIBLE PREFERRED STOCKS (0.1%)*			Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,057) (Private) † ∆∆ F			371	$896

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$20,210) (Private) † ∆∆ F			6,416	17,121

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$47,464) (Private) † ∆∆ F			9,325	40,208

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$68,847) (Private) † ∆∆ F			13,526	58,322

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$38,611) (Private) † ∆∆ F			7,033	32,709

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$116,544) (Private) † ∆∆ F			15,175	98,728

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$326,895) (Private) † ∆∆ F			114,700	276,921

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$413,355) (Private) † ∆∆ F			145,037	350,164

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$633,655) (Private) † ∆∆ F			222,546	536,781

Total convertible preferred stocks (cost $1,666,638)				$1,411,850

			Principal
MUNICIPAL BONDS AND NOTES (0.1%)*			amount	Value

CA State G.O. Bonds (Build America Bonds), 7.50%, 4/1/34			$215,000	$313,672

North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718%, 1/1/49			350,000	506,044

OH State U. Rev. Bonds (Build America Bonds), 4.91%, 6/1/40			275,000	329,533

Total municipal bonds and notes (cost $841,312)				$1,149,249

	Expiration	Strike
WARRANTS (0.0%)* †	date	price	Warrants	Value

Simply Good Foods Co. (The)	7/10/22	$0.00	18,097	$44,881

Total warrants (cost $36,366)				$44,881

SHORT-TERM INVESTMENTS (5.8%)*			Shares	Value

Putnam Cash Collateral Pool, LLC 1.29% [d]			21,555,769	$21,555,769

Putnam Short Term Investment Fund 1.15% L			48,130,013	48,130,013

Total short-term investments (cost $69,685,782)				$69,685,782

TOTAL INVESTMENTS

Total investments (cost $1,215,479,480)				$1,324,842,295

40 George Putnam Balanced Fund

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2016 through July 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,200,203,979.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $2,253,186, or 0.2% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $63,708,076 to cover certain derivative contracts, and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

George Putnam Balanced Fund 41

FORWARD CURRENCY CONTRACTS at 7/31/17 (aggregate face value $46,958,944)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	British Pound	Sell	9/20/17	$5,559,582	$5,441,596	$(117,986)

	Canadian Dollar	Sell	10/18/17	4,836,682	4,649,589	(187,093)

Barclays Bank PLC

	British Pound	Buy	9/20/17	3,395,510	3,332,110	63,400

	Canadian Dollar	Sell	10/18/17	2,986,425	2,871,746	(114,679)

Citibank, N.A.

	Euro	Sell	9/20/17	13,254,128	12,571,212	(682,916)

	Japanese Yen	Sell	8/16/17	2,323,550	2,290,418	(33,132)

Credit Suisse International

	British Pound	Sell	9/20/17	5,833,147	5,693,780	(139,367)

	Canadian Dollar	Sell	10/18/17	1,780,887	1,712,349	(68,538)

Goldman Sachs International

	Japanese Yen	Sell	8/16/17	1,402,626	1,318,579	(84,047)

JPMorgan Chase Bank N.A.

	Canadian Dollar	Sell	10/18/17	4,432,748	4,261,609	(171,139)

	Swiss Franc	Buy	9/20/17	191,183	191,172	11

	Swiss Franc	Sell	9/20/17	191,183	190,804	(379)

UBS AG

	Euro	Sell	9/20/17	2,561,666	2,433,980	(127,686)

Total						$(1,663,551)

TBA SALE COMMITMENTS OUTSTANDING at 7/31/17 (proceeds receivable $74,916,875)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4.50%, 8/1/47	$19,000,000	8/14/17	$20,398,282

Federal National Mortgage Association, 4.00%, 8/1/47	4,000,000	8/14/17	4,211,562

Federal National Mortgage Association, 3.50%, 8/1/47	5,000,000	8/14/17	5,147,656

Federal National Mortgage Association, 3.00%, 9/1/47	18,000,000	9/13/17	18,002,812

Federal National Mortgage Association, 3.00%, 8/1/47	18,000,000	8/14/17	18,029,531

Government National Mortgage Association, 3.50%, 8/1/47	9,000,000	8/21/17	9,351,563

Total			$75,141,406

42 George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$30,095,366	$—	$—

Capital goods	53,580,377	—	—

Communication services	34,486,786	—	—

Conglomerates	9,229,958	—	—

Consumer cyclicals	82,965,041	—	—

Consumer staples	78,402,002	—	513,511

Energy	42,851,589	—	—

Financials	107,912,803	—	327,825

Health care	89,195,617	—	—

Miscellaneous	534,569	—	—

Technology	173,976,750	—	—

Transportation	8,011,577	—	—

Utilities and power	26,002,973	—	—

Total common stocks	737,245,408	—	841,336

Convertible preferred stocks	—	—	1,411,850

Corporate bonds and notes	—	187,151,839	698,250

Investment companies	8,759,948	—	—

Mortgage-backed securities	—	10,455,012	—

Municipal bonds and notes	—	1,149,249	—

U.S. government and agency mortgage obligations	—	160,432,408	—

U.S. treasury obligations	—	146,966,332	—

Warrants	44,881	—	—

Short-term investments	48,130,013	21,555,769	—

Totals by level	$794,180,250	$527,710,609	$2,951,436

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,663,551)	$—

TBA sale commitments	—	(75,141,406)	—

Totals by level	$—	$(76,804,957)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 43

Statement of assets and liabilities 7/31/17

ASSETS

Investment in securities, at value, including $20,991,950 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,145,793,698)	$1,255,156,513
Affiliated issuers (identified cost $69,685,782) (Notes 1 and 5)	69,685,782

Cash	5,324

Foreign currency (cost $75) (Note 1)	76

Dividends, interest and other receivables	4,068,764

Receivable for shares of the fund sold	860,489

Receivable for investments sold	17,539,738

Receivable for sales of delayed delivery securities (Note 1)	54,665,847

Unrealized appreciation on forward currency contracts (Note 1)	63,411

Prepaid assets	57,859

Total assets	1,402,103,803

LIABILITIES

Payable for investments purchased	18,624,965

Payable for purchases of delayed delivery securities (Note 1)	80,729,181

Payable for shares of the fund repurchased	1,902,953

Payable for compensation of Manager (Note 2)	532,906

Payable for custodian fees (Note 2)	22,434

Payable for investor servicing fees (Note 2)	465,790

Payable for Trustee compensation and expenses (Note 2)	665,835

Payable for administrative services (Note 2)	4,939

Payable for distribution fees (Note 2)	308,011

Unrealized depreciation on forward currency contracts (Note 1)	1,726,962

TBA sale commitments, at value (proceeds receivable $74,916,875) (Note 1)	75,141,406

Collateral on securities loaned, at value (Note 1)	21,555,769

Other accrued expenses	218,673

Total liabilities	201,899,824

Net assets	$1,200,203,979

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,505,022,923

Undistributed net investment income (Note 1)	15,132,481

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(427,427,205)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	107,475,780

Total — Representing net assets applicable to capital shares outstanding	$1,200,203,979

(Continued on next page)

44 George Putnam Balanced Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($972,570,278 divided by 50,942,631 shares)	$19.09

Offering price per class A share (100/94.25 of $19.09)*	$20.25

Net asset value and offering price per class B share ($20,188,239 divided by 1,069,901 shares)**	$18.87

Net asset value and offering price per class C share ($45,969,932 divided by 2,426,080 shares)**	$18.95

Net asset value and redemption price per class M share ($70,918,910 divided by 3,767,393 shares)	$18.82

Offering price per class M share (100/96.50 of $18.82)*	$19.50

Net asset value, offering price and redemption price per class R share
($1,090,282 divided by 57,304 shares)	$19.03

Net asset value, offering price and redemption price per class R5 share
($13,205 divided by 686 shares)	$19.24†

Net asset value, offering price and redemption price per class R6 share
($11,737,598 divided by 612,263 shares)	$19.17

Net asset value, offering price and redemption price per class Y share
($77,715,535 divided by 4,055,255 shares)	$19.16

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 45

Statement of operations Year ended 7/31/17

INVESTMENT INCOME

Dividends (net of foreign tax of $114,027)	$13,902,058

Interest (including interest income of $509,213 from investments in affiliated issuers) (Note 5)	13,624,500

Securities lending (net of expenses) (Note 1)	108,983

Total investment income	27,635,541

EXPENSES

Compensation of Manager (Note 2)	6,295,588

Investor servicing fees (Note 2)	2,090,396

Custodian fees (Note 2)	59,017

Trustee compensation and expenses (Note 2)	71,950

Distribution fees (Note 2)	3,542,500

Administrative services (Note 2)	36,306

Other	552,826

Total expenses	12,648,583

Expense reduction (Note 2)	(29,168)

Net expenses	12,619,415

Net investment income	15,016,126

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	84,278,412

Net realized gain on forward currency contracts (Note 1)	420,697

Net realized gain on foreign currency transactions (Note 1)	3,628

Net realized gain on futures contracts (Note 1)	221,215

Net unrealized appreciation of securities in unaffiliated issuers and TBA sale commitments
during the year	27,336,494

Net unrealized depreciation of forward currency contracts during the year	(2,279,062)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	2,310

Net gain on investments	109,983,694

Net increase in net assets resulting from operations	$124,999,820

The accompanying notes are an integral part of these financial statements.

46 George Putnam Balanced Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/17	Year ended 7/31/16

Operations

Net investment income	$15,016,126	$16,191,101

Net realized gain on investments
and foreign currency transactions	84,923,952	6,509,085

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	25,059,742	(1,159,527)

Net increase in net assets resulting from operations	124,999,820	21,540,659

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(11,235,571)	(11,362,355)

Class B	(94,595)	(102,384)

Class C	(197,342)	(196,107)

Class M	(487,958)	(502,000)

Class R	(6,751)	(5,030)

Class R5	(565,801)	(1,028,461)

Class R6	(155,643)	(366,668)

Class Y	(947,277)	(1,303,237)

Decrease from capital share transactions (Note 4)	(138,110,403)	(111,655,880)

Total decrease in net assets	(26,801,521)	(104,981,463)

NET ASSETS

Beginning of year	1,227,005,500	1,331,986,963

End of year (including undistributed net investment
income of $15,132,481 and $13,015,690, respectively)	$1,200,203,979	$1,227,005,500

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 47

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A

July 31, 2017	$17.38	.23	1.69	1.92	(.21)	(.21)	$19.09	11.14	$972,570	1.01	1.29	204[d]

July 31, 2016	17.22	.22	.14	.36	(.20)	(.20)	17.38	2.17	953,549	1.00[e]	1.33[e]	154[d]

July 31, 2015	16.12	.19	1.10	1.29	(.19)	(.19)	17.22	8.04	999,928.97		1.11	130[d]

July 31, 2014	14.81	.23	1.29	1.52	(.21)	(.21)	16.12	10.37	1,051,287.99		1.52	98[f]

July 31, 2013	12.88	.21	1.92	2.13	(.20)	(.20)	14.81	16.68	1,030,545	1.01	1.56	86[f]

Class B

July 31, 2017	$17.18	.10	1.67	1.77	(.08)	(.08)	$18.87	10.33	$20,188	1.76	.55	204[d]

July 31, 2016	17.02	.10	.14	.24	(.08)	(.08)	17.18	1.42	21,592	1.75[e]	.58[e]	154[d]

July 31, 2015	15.94	.06	1.09	1.15	(.07)	(.07)	17.02	7.21	24,133	1.72	.36	130[d]

July 31, 2014	14.65	.12	1.27	1.39	(.10)	(.10)	15.94	9.51	24,881	1.74	.77	98[f]

July 31, 2013	12.74	.11	1.90	2.01	(.10)	(.10)	14.65	15.83	26,541	1.76	.82	86[f]

Class C

July 31, 2017	$17.26	.10	1.67	1.77	(.08)	(.08)	$18.95	10.29	$45,970	1.76	.54	204[d]

July 31, 2016	17.10	.09	.15	.24	(.08)	(.08)	17.26	1.45	41,700	1.75[e]	.58[e]	154[d]

July 31, 2015	16.01	.06	1.10	1.16	(.07)	(.07)	17.10	7.26	36,720	1.72	.36	130[d]

July 31, 2014	14.72	.12	1.27	1.39	(.10)	(.10)	16.01	9.50	29,091	1.74	.76	98[f]

July 31, 2013	12.80	.11	1.91	2.02	(.10)	(.10)	14.72	15.85	23,534	1.76	.81	86[f]

Class M

July 31, 2017	$17.15	.14	1.66	1.80	(.13)	(.13)	$18.82	10.53	$70,919	1.51	.79	204[d]

July 31, 2016	16.99	.14	.14	.28	(.12)	(.12)	17.15	1.69	66,779	1.50[e]	.83[e]	154[d]

July 31, 2015	15.90	.10	1.10	1.20	(.11)	(.11)	16.99	7.56	75,297	1.47	.61	130[d]

July 31, 2014	14.62	.16	1.26	1.42	(.14)	(.14)	15.90	9.75	77,338	1.49	1.02	98[f]

July 31, 2013	12.71	.14	1.90	2.04	(.13)	(.13)	14.62	16.17	74,636	1.51	1.06	86[f]

Class R

July 31, 2017	$17.33	.18	1.70	1.88	(.18)	(.18)	$19.03	10.90	$1,090	1.26	.99	204[d]

July 31, 2016	17.16	.19	.13	.32	(.15)	(.15)	17.33	1.93	409	1.25[e]	1.13[e]	154[d]

July 31, 2015	16.07	.15	1.09	1.24	(.15)	(.15)	17.16	7.74	1,102	1.22	.86	130[d]

July 31, 2014	14.77	.20	1.28	1.48	(.18)	(.18)	16.07	10.08	983	1.24	1.27	98[f]

July 31, 2013	12.84	.18	1.92	2.10	(.17)	(.17)	14.77	16.44	960	1.26	1.32	86[f]

Class R5

July 31, 2017	$17.45	.30[g]	1.69	1.99	(.20)	(.20)	$19.24	11.46	$13.74		1.71[g]	204[d]

July 31, 2016	17.28	.26	.16	.42	(.25)	(.25)	17.45	2.49	76,674	.73[e]	1.59[e]	154[d]

July 31, 2015	16.18	.23	1.11	1.34	(.24)	(.24)	17.28	8.28	71,647.72		1.34	130[d]

July 31, 2014†	15.28	.18	.85	1.03	(.13)	(.13)	16.18	6.76*	11	.48*	1.15*	98[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48 George Putnam Balanced Fund	George Putnam Balanced Fund 49

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class R6

July 31, 2017	$17.45	.30	1.70	2.00	(.28)	(.28)	$19.17	11.57	$11,738.64		1.64	204[d]

July 31, 2016	17.28	.28	.15	.43	(.26)	(.26)	17.45	2.58	8,013	.63[e]	1.71[e]	154[d]

July 31, 2015	16.18	.25	1.10	1.35	(.25)	(.25)	17.28	8.39	8,239.62		1.46	130[d]

July 31, 2014†	15.28	.19	.85	1.04	(.14)	(.14)	16.18	6.81*	7,100	.42*	1.19 *	98[f]

Class Y

July 31, 2017	$17.45	.28	1.69	1.97	(.26)	(.26)	$19.16	11.37	$77,716.76		1.54	204[d]

July 31, 2016	17.28	.26	.15	.41	(.24)	(.24)	17.45	2.48	58,289	.75[e]	1.60[e]	154[d]

July 31, 2015	16.17	.23	1.11	1.34	(.23)	(.23)	17.28	8.34	114,920.72		1.36	130[d]

July 31, 2014	14.86	.27	1.29	1.56	(.25)	(.25)	16.17	10.61	111,604.74		1.77	98[f]

July 31, 2013	12.92	.25	1.92	2.17	(.23)	(.23)	14.86	16.99	106,794.76		1.81	86[f]

* Not annualized.

† For the period December 2, 2013 (commencement of operations) to July 31, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sales transactions.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

July 31, 2014	142%

July 31, 2013	186%

g The net investment income ratio and per share amount shown for the period ended July 31, 2017 may not correspond with the expected class specific differences for the period due to the timing of redemptions of the class.

The accompanying notes are an integral part of these financial statements.

50 George Putnam Balanced Fund	George Putnam Balanced Fund 51

Notes to financial statements 7/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2016 through July 31, 2017.

George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

52 George Putnam Balanced Fund

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as

George Putnam Balanced Fund 53

the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

54 George Putnam Balanced Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

George Putnam Balanced Fund 55

resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,663,551 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,512,334 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $21,555,769 and the value of securities loaned amounted to $20,991,950.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

56 George Putnam Balanced Fund

At July 31, 2017, the fund had a capital loss carryover of $424,406,218 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$424,406,218	N/A	$424,406,218	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from interest-only securities, and from corporate action adjustments to basis and income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $791,603 to increase undistributed net investment income, $173,577 to increase paid-in capital and $965,180 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$128,984,144

Unrealized depreciation	(22,642,040)

Net unrealized appreciation	106,342,104

Undistributed ordinary income	13,469,129

Capital loss carryforward	(424,406,218)

Cost for federal income tax purposes	$1,218,499,936

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.525% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

George Putnam Balanced Fund 57

year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period.

During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,681,006	Class R5	48,701

Class B	37,246	Class R6	5,461

Class C	77,169	Class Y	119,089

Class M	120,424	Total	$2,090,396

Class R	1,300

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,922 under the expense offset arrangements and by $27,246 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $883, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

58 George Putnam Balanced Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$2,379,541

Class B	1.00%	1.00%	210,723

Class C	1.00%	1.00%	437,017

Class M	1.00%	0.75%	511,503

Class R	1.00%	0.50%	3,716

Total			$3,542,500

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $86,189 and $1,421 from the sale of class A and class M shares, respectively, and received $8,643 and $1,255 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $39 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$2,294,483,303	$2,373,747,674

U.S. government securities (Long-term)	49,285,287	61,403,383

Total	$2,343,768,590	$2,435,151,057

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

George Putnam Balanced Fund 59

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	2,202,885	$39,786,938	2,585,466	$42,620,286

Shares issued in connection with
reinvestment of distributions	577,406	10,365,598	635,462	10,433,690

	2,780,291	50,152,536	3,220,928	53,053,976

Shares repurchased	(6,689,972)	(120,513,807)	(6,444,498)	(106,322,090)

Net decrease	(3,909,681)	$(70,361,271)	(3,223,570)	$(53,268,114)

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	132,514	$2,321,878	200,145	$3,264,784

Shares issued in connection with
reinvestment of distributions	5,079	90,067	5,963	97,029

	137,593	2,411,945	206,108	3,361,813

Shares repurchased	(324,166)	(5,782,170)	(367,448)	(5,977,728)

Net decrease	(186,573)	$(3,370,225)	(161,340)	$(2,615,915)

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	495,386	$8,850,728	885,692	$14,594,654

Shares issued in connection with
reinvestment of distributions	9,604	171,631	10,397	169,838

	504,990	9,022,359	896,089	14,764,492

Shares repurchased	(495,191)	(8,893,301)	(627,298)	(10,291,137)

Net increase	9,799	$129,058	268,791	$4,473,355

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	376,213	$6,667,677	291,292	$4,736,923

Shares issued in connection with
reinvestment of distributions	27,378	485,506	30,784	499,259

	403,591	7,153,183	322,076	5,236,182

Shares repurchased	(530,725)	(9,426,192)	(860,422)	(13,953,965)

Net decrease	(127,134)	$(2,273,009)	(538,346)	$(8,717,783)

60 George Putnam Balanced Fund

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	52,756	$946,668	24,807	$410,071

Shares issued in connection with
reinvestment of distributions	362	6,562	305	4,969

	53,118	953,230	25,112	415,040

Shares repurchased	(19,404)	(347,705)	(65,752)	(1,077,168)

Net increase (decrease)	33,714	$605,525	(40,640)	$(662,128)

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R5	Shares	Amount	Shares	Amount

Shares sold	301,981	$5,272,798	959,785	$15,911,788

Shares issued in connection with
reinvestment of distributions	32,489	565,801	62,403	1,028,461

	334,470	5,838,599	1,022,188	16,940,249

Shares repurchased	(4,727,649)	(83,905,117)	(773,902)	(12,818,389)

Net increase (decrease)	(4,393,179)	$(78,066,518)	248,286	$4,121,860

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	518,751	$9,080,109	1,894,887	$30,556,270

Shares issued in connection with
reinvestment of distributions	8,584	155,643	22,331	366,668

	527,335	9,235,752	1,917,218	30,922,938

Shares repurchased	(374,138)	(6,771,775)	(1,934,837)	(32,250,486)

Net increase (decrease)	153,197	$2,463,977	(17,619)	$(1,327,548)

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	1,534,355	$27,609,634	1,659,173	$27,671,572

Shares issued in connection with
reinvestment of distributions	50,154	905,205	76,694	1,262,449

	1,584,509	28,514,839	1,735,867	28,934,021

Shares repurchased	(869,848)	(15,752,779)	(5,045,595)	(82,593,628)

Net increase (decrease)	714,661	$12,762,060	(3,309,728)	$(53,659,607)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	686	100%	13,205

Class R6	691	0.11	13,246

George Putnam Balanced Fund 61

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/16	Cost	Proceeds	Income	of 7/31/17

Short-term investments

Putnam Cash Collateral
Pool, LLC*	$—	$288,536,119	$266,980,350	$188,102	$21,555,769

Putnam Short Term
Investment Fund**	85,041,084	229,421,466	266,332,537	509,213	48,130,013

Total Short-term
investments	$85,041,084	$517,957,585	$533,312,887	$697,315	$69,685,782

* No management fees are charged to Putnam Cash Collateral Pool, LLC. Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	4

Forward currency contracts (contract amount)	$50,100,000

Warrants (number of warrants)	4,000

62 George Putnam Balanced Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$63,411	Payables	$1,726,962

Equity contracts	Investments	44,881		—

Total		$108,292		$1,726,962

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	420,697	$420,697

Equity contracts	221,215	—	221,215

Total	$221,215	$420,697	$641,912

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	(2,279,062)	$(2,279,062)

Equity contracts	8,515	—	8,515

Total	$8,515	$(2,279,062)	$(2,270,547)

George Putnam Balanced Fund 63

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldmann Sachs International	JPMorgan Chase Bank N.A.	UBS AG	Total

Assets:

Forward currency	$—	$63,400	$—	$—	$—	$11	$—	$63,411
contracts #

Total Assets	$—	$63,400	$—	$—	$—	$11	$—	$63,411

Liabilities:

Forward currency	305,079	114,679	716,048	207,905	84,047	171,518	127,686	1,726,962
contracts #

Total Liabilities	$305,079	$114,679	$716,048	$207,905	$84,047	$171,518	$127,686	$1,726,962

Total Financial
and Derivative	$(305,079)	$(51,279)	$(716,048)	$(207,905)	$(84,047)	$(171,507)	$(127,686)	$(1,663,551)
Net Assets

Total collateral
received	$(305,079)	$(51,279)	$(637,313)	$(112,627)	$(62,540)	$(136,993)	$(115,153)
(pledged)†##

Net amount	$—	$—	$(78,735)	$(95,278)	$(21,507)	$(34,514)	$(12,533)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

64 George Putnam Balanced Fund

Federal tax information (Unaudited)

The fund designated 72.28% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 80.47%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $6,840,998 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

George Putnam Balanced Fund 65

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

66 George Putnam Balanced Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2017, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

George Putnam Balanced Fund 67

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Director of Accounting & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Director of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

68 George Putnam Balanced Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered Public	Robert T. Burns
Accounting Firm	Vice President and	Denere P. Poulack
PricewaterhouseCoopers LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN021 307451 9/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2017	$121,419	$ —	$23,698	$ —
July 31, 2016	$105,601	$ —	$16,543	$ —

For the fiscal years ended July 31, 2017 and July 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $406,228 and $576,296 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2017	$ —	$382,530	$ —	$ —

July 31, 2016	$ —	$559,753	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

George Putnam Balanced Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 29, 2017